UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code	(203) 853-0700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of Bolt Technology Corporation (the “Company”) was held on November 17, 2014 (the “Special Meeting”). The Company’s shareholders voted on the following three proposals (described in detail in the Company’s definitive proxy statement filed by the Company with the Securities and Exchange Commission on October 7, 2014 and first mailed to the Company’s stockholders on or about October 15, 2014) at the Special Meeting and cast their votes as follows:

Proposal No. 1

The proposal to approve and adopt the Agreement and Plan of Merger, dated as of September 3, 2014 (the “Merger Agreement”), by and among Teledyne Technologies Incorporated (“Teledyne”), Lightning Merger Sub, Inc., a wholly-owned subsidiary of Teledyne, and the Company, was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
6,418,267	84,111	22,911	0

Proposal No. 2

The proposal to approve, by a non-binding advisory vote, the compensation that will be payable to the Company’s named executive officers in connection with the merger was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
4,878,439	1,403,368	243,482	0

Proposal No. 3

The proposal to approve the adjournment of the Special Meeting, if necessary or appropriate in the view of the Board of Directors of the Company, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
6,164,105	276,059	85,125	0

Adjournment of the Special Meeting to a later time or date was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement.

As of the close of business on October 7, 2014, the record date, the Company had 8,710,328 shares of common stock, no par value, outstanding and entitled to vote at the Special Meeting. Proxies representing 6,525,289 shares or approximately 75% of the eligible voting shares were tabulated.

Section 8—Other Events

Item 8.01. Other Events.

On November 17, 2014, the Company issued a press release announcing the results of the shareholder vote at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued November 17, 2014 announcing the results of the shareholder vote at the Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto
Raymond M. Soto
(Chairman of the Board and
Chief Executive Officer)

Dated: November 17, 2014

Exhibit Index

Exhibit No.	Description

99.1	Press release issued November 17, 2014 announcing the results of the shareholder vote at the Special Meeting.